UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2006
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12716	04-2573920
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

One Gateway Center, Suite 411, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 7.01. Regulation FD Disclosure.
Caution Regarding Forward-Looking Statements.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Securities Purchase Agreement
Ex-99.2 Common Stock Purchase Warrant
Ex-99.3 Registration Rights Agreement
Ex-99.4 Press Release dated June 14, 2006
Ex-99.5 Clinical Data, Inc. Presentation dated June 14, 2006
EX-99.6 Kirkfield LLC Note
EX-99.7 RJK LLC Note

Item 1.01. Entry into a Material Definitive Agreement.
     The response to this item is included in Item 2.03 and Item 3.02 below and is incorporated herein by reference in its entirety.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On June 9, 2006, Clinical Data, Inc. (the “Company”) entered into convertible promissory notes with an aggregate principal amount of $2,000,000 (the “Notes”) with each of RJK, L.L.C., and Kirkfield, L.L.C. (collectively, the “Holders”), affiliates of Randal J. Kirk, the Company’s Chairman of the Board of Directors. The Notes, which are payable at thirty days from the date of issuance, accrue interest at a rate of 12% per annum and are convertible at the option of the Holders into the same type of security sold by the Company to investors in the first financing following issuance, at a price per share equal to the last reported closing bid price of the Company’s Common Stock as reported on the Nasdaq National Market on the date of issuance. The Company’s repayment obligations under the Notes accelerate upon any material breach by the Company of its obligations under the Notes, the initiation of any insolvency proceeding by or against the Company, or the entry of an order for the general assignment for the benefit of creditors, each relating to the assets of the Company, or any default by the Company on any other material indebtedness which is reasonably likely to have a material adverse effect on the Company’s ability to repay the Notes. The Company plans to use the proceeds from its sale of equity securities described in Item 3.02 below to repay the Notes.
     The foregoing description of the Notes is not complete and is qualified in its entirety by reference to the Notes, which are filed as Exhibits 99.6 and 99.7 hereto and are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     On June 13, 2006, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) to sell to certain qualified institutional buyers and accredited investors (the “Investors”) an aggregate of 1,039,783 shares of the Company’s common stock and warrants (the “Warrants”) to purchase an additional 519,889 shares of common stock, for an aggregate purchase price of $16,919,868.87. The sale of securities was consummated on June 13, 2006 (the “Closing Date”). The unit price was $16.2725, which equaled the closing bid price of the common stock on the Nasdaq National Market on the Closing Date, plus $0.0625 per share. The exercise price of the Warrants is $19.45, equaling a twenty percent premium on the closing bid price of the common stock on the Nasdaq National Market on the Closing Date. The Warrants are exercisable at any time six months after the Closing Date (the “Initial Exercise Date”) through the close of business on the fifth year anniversary of the Initial Exercise Date.
     The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors to register the resale of the shares of common stock sold in the offering and issuable upon exercise of the Warrants. Subject to the terms of the Registration Rights Agreement, the Company is required to file the registration statement with the Securities and Exchange Commission within 30 days of the Closing Date, to use its best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 (the “Act”) as promptly as possible after the filing thereof, and to use its best efforts to keep the registration statement continuously effective under the Act until all the registrable securities covered by the registration statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) of the Act.
     The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the Company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.
     The Company did not use a placement agent in connection with the private placement.
     The foregoing descriptions of the Securities Purchase Agreement, Registration Rights Agreement and the Warrants are not complete and are qualified in their entirety by reference to the Securities Purchase Agreement, Registration Rights Agreement and the Warrants, which are filed as Exhibit 99.1 through Exhibit 99.3 hereto and are incorporated herein by reference. The Securities Purchase Agreement, Registration Rights Agreement and the Warrants have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.
     A press release dated June 14, 2006 announcing the sale of the Company’s common stock and Warrants is filed as Exhibit 99.4 hereto and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     The Company is furnishing presentation materials, included as Exhibit 99.5 to this current report and incorporated herein by reference, which the Company presented at the Needham & Company, LLC Biotechnology and Medical Technology Conference on June 14, 2006. The Company expressly disclaims any obligation to update this presentation and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.
Caution Regarding Forward-Looking Statements.
     This filing and the documents that are incorporated by reference herein contain forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s estimates and assumptions and are subject to a number of risks and uncertainties. Forward-looking statements include statements regarding the expected timing of clinical trials studying vilazodone; the potential clinical benefits of vilazodone; expectations of future growth and profitability of the Company and its core business and business segments; the Company’s expected organic and strategic growth; the

Company’s ability to meet its stated financial and operational objectives; the continued accretive value and cost savings of recent acquisitions, including the acquisition of Genaissance Pharmaceuticals, Inc. (“Genaissance”) and the acquisition of Icoria, Inc. (“Icoria”); expectations regarding the successful integration of Genaissance and Icoria; the expected benefits of the Company’s agreements with strategic partners; and the ability of the Company to achieve its stated objectives. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “targets” or similar expressions. For each of these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
     Forward-looking statements are not guarantees of performance. The future results of the Company could be affected by subsequent events and could differ materially from those expressed in the forward-looking statements. If future events and actual performance differ from the Company’s assumptions, the Company’s actual results could vary significantly from the performance projected in the forward-looking statements. Except for ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to disclose any revisions to any forward-looking statements or to report events or circumstances after the date of this filing.
     You should understand that the following factors could affect the future results of the Company, and could cause those results to differ materially from those expressed in the forward-looking statements:
•	the combined company’s use of cash in operations and its ability to raise additional capital to fund its ongoing operations and programs, including the continued development of vilazodone;

•	whether Clinical Data will be able to develop or acquire additional products and attract new business and strategic partners;

•	competition from pharmaceutical, biotechnology and diagnostics companies;

•	the effect on the Company’s operations and results of significant acquisitions or divestitures made by major competitors;

•	whether vilazodone will advance further in the clinical trials process;

•	whether future clinical trials of vilazodone will warrant continued product development;

•	whether and when, if at all, vilazodone will receive final approval from the U.S. Food and Drug Administration or equivalent regulatory agencies, and for which indications;

•	the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety;

•	whether vilazodone will be successfully marketed;

•	the Company’s ability to achieve expected synergies and operating efficiencies in all of its acquisitions, and to successfully integrate its operations and overcome the combined company’s significant history of losses especially in light of the additional merger with Icoria;

•	the Company’s ability to successfully integrate Genaissance and Icoria’s businesses and technology, and market the Genaissance and Icoria products and services to provide expected revenue growth and enable the Company to expand its business in the human diagnostics and therapeutics market;

•	whether the anticipated synergies between the business of the Company’s recent acquisitions Genaissance and Icoria will emerge;

•	whether patents and other intellectual property owned and licensed by the combined company will be developed into products;

•	whether products under development by the combined company can be successfully developed and commercialized;

•	demand and acceptance of the combined company’s products and services by physician’s offices, clinical laboratories, pharmaceutical companies, hospitals and researchers;

•	the success of the combined company in implementing cost-reduction programs and initiatives; and

•	the ability of the combined company to obtain regulatory approvals for its products.
     The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wishes to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
99.1.	Form of Securities Purchase Agreement among Clinical Data, Inc. and the Investors, dated as of June 13, 2006.

99.2.	Form of Common Stock Purchase Warrant issued in connection with the Securities Purchase Agreement, dated as of June 13, 2006.

99.3.	Form of Registration Rights Agreement among Clinical Data, Inc. and the Investors, dated as of June 13, 2006.

99.4.	Press Release dated June 14, 2006.

99.5.	Presentation, dated June 14, 2006.

99.6.	Note between the Company and Kirkfield, L.L.C. dated June 9, 2006 in the principal amount of $1,000,000.

99.7.	Note between the Company and RJK, L.L.C. dated June 9, 2006 in the principal amount of $1,000,000.
     We are furnishing exhibit 99.5 to this Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: June 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1.	Form of Securities Purchase Agreement among Clinical Data, Inc. and the Investors, dated as of June 13, 2006.

99.2.	Form of Common Stock Purchase Warrant issued in connection with the Securities Purchase Agreement, dated as of June 13, 2006.

99.3.	Form of Registration Rights Agreement among Clinical Data, Inc. and the Investors, dated as of June 13, 2006.

99.4.	Press Release dated June 14, 2006.

99.5.	Presentation, dated June 14, 2006.

99.6.	Note between the Company and Kirkfield, L.L.C. dated June 9, 2006 in the principal amount of $1,000,000.

99.7.	Note between the Company and RJK, L.L.C. dated June 9, 2006 in the principal amount of $1,000,000.